                  [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]



                        INTERNATIONAL EQUITY PORTFOLIOS


                                 ANNUAL REPORT

                                 MARCH 31, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S INTERNATIONAL EQUITY MARKET REVIEW..............................    2
ADVISER'S INVESTMENT REVIEWS
 International Fund.......................................................    3
 Pacific/Asia Fund........................................................    4
 Pan European Fund........................................................    5
 Latin America Fund (formerly Emerging Americas Fund).....................    6
 Emerging Markets Fund....................................................    7
STATEMENTS OF ASSETS AND LIABILITIES......................................    8
STATEMENTS OF OPERATIONS..................................................    9
STATEMENTS OF CHANGES IN NET ASSETS.......................................   10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   12
PORTFOLIOS OF INVESTMENTS
 International Fund.......................................................   14
 Pacific/Asia Fund........................................................   17
 Pan European Fund........................................................   20
 Latin America Fund (formerly Emerging Americas Fund).....................   23
 Emerging Markets Fund....................................................   25
NOTES TO FINANCIAL STATEMENTS.............................................   28
INDEPENDENT AUDITORS' REPORT..............................................   34
FEDERAL TAX INFORMATION...................................................   34

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-
  446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
Dear Shareholder:

I am pleased to present the annual report for Excelsior Funds, Inc. Fiscal 1998 was an exciting year in the financial markets as a whole and for the fund family. Highlights included exceptional performance by many of the funds, the reconfiguration of some of our existing equity funds, and the commencement of several new fund offerings.

During the year, we introduced the Large Cap Growth Fund, Real Estate Fund and Emerging Markets Fund. These funds provide access to important asset classes and subclasses not previously offered by Excelsior. As always, we will continue to evaluate the current Excelsior funds and will consider expanding our offerings to help you meet your financial goals.

Buoyed by low interest rates and the lack of inflationary pressures, corporate profits continued to grow. These factors combined to produce another year of extraordinary returns on domestic equity investments. They also combined to constrain returns on fixed-income investments to modest levels. International markets were mixed, with strong returns in Europe, moderate Latin American returns and down markets in Asia, brought on by a weakened economic environment and currency devaluations in several countries.

The financial markets will present many challenges and opportunities during the coming year. Fiscal policy has continued to be effective in keeping inflation under control. We remain cautiously optimistic regarding the domestic equity markets. International markets, as a whole, remain attractive. A close watch will be required in Asia, as efforts are made to right their recent economic woes. I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to economic environment and to meet your investment objectives.


                                          /s/ Frederick S. Wonham

                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                 ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW

-------------------------------------------------------------------------------

  During the first quarter of Fiscal 1998, the Latin American markets proved particularly strong, led by Brazil. The European markets continued to make solid advances, paced by Spain and Switzerland and the Asian markets saw mixed but generally improved performance as the turn in the yen seemed to remove some negative pressure on the region. In U.S. dollar terms, Hong Kong was strong and Japan staged something of a comeback, but the markets of the Philippines, Malaysia, and Thailand all proved disappointing.

  During the ensuing two fiscal quarters, the economic meltdown and currency devaluations in Southeast Asia were the largest factors impacting international equity markets. In the second fiscal quarter Indonesia, Malaysia, Philippines, and especially Thailand saw substantial currency declines. Their stock markets were down even more dramatically. Japan provided no help either during this time as it confronted faster-than-expected economic slowdown. Korea, India, and Singapore all showed negative performance numbers as well. In addition, the Southeast Asian difficulties had a ripple effect on the emerging markets of Latin America, as Brazil was down for the period. The only bright spots in the quarter came from Europe and Mexico, both up. Europe remained resilient in the fiscal third quarter as well, paced by Switzerland and Italy; emerging Europe, on the other hand, suffered from the ripple effects of the Asian crisis. The markets of Latin America, the worst-performing of which were Chile and Venezuela, saw substantial declines and Asia overall continued weak in the period.

  For the final fiscal quarter, the environment for international equities provided favorable in general. Europe's advance was led by Spain, Italy, Finland and Portugal. Valuations were high historically but attractive versus the U.S.

  Latin American markets were overall flat. While Asian concerns subsided, the crisis caused an increase in the cost of capital and weakness in commodity prices. The crisis did, however, produce the political will to reduce fiscal spending and accelerate reform legislation and privatizations--which should lay a solid foundation for continued growth.

  Asian markets were mixed; the best-performing were Korea and Thailand. Japan, after a strong start, finished only slightly up and Malaysia and Indonesia were the big losers.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                              INTERNATIONAL FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 19.42%* versus 18.61%** for the MSCI EAFE Index 16.27%*** for the MSCI ACWI Free ex USA and 48.00%+ for the Standard & Poor's 500 Composite Stock Price Index. During the first fiscal quarter, the Fund benefited from overall strength of the International equity markets, led by Latin America and Europe. Asian markets saw mixed but generally improved performance. Moving into the fiscal second and third quarters, the largest factor impacting performance was currency weakness, which depressed U.S. dollar returns. Specifically, the Fund was negatively affected by the economic meltdown and currency devaluations in Southeast Asia, as well as the ripple effect on the emerging markets of Latin America. The only bright spots came from Europe and Mexico. We note the solid performance from our European technology holdings. The oil area proved strong as well, at least in the fiscal second quarter. In the final quarter, Europe once again advanced strongly, Latin American markets were overall flat, and Asian markets were mixed, but with some strong improvements. Strength for the Fund was concentrated among our positions in Europe, particularly the peripheral European countries. From a sector point of view, financials and services were the Fund's big winners. Drags on performance did come from several of our individual Japanese holdings as well as positions in Indonesia, Malaysia, and Latin America in general. Regarding portfolio structure and strategy, we maintained a broadly diversified portfolio -- though we did overweight Europe -- with a consistent emphasis on bottom-up stock selection and a longer-term investment horizon. During the year, we added to positions in the smaller, peripheral European countries. Also, as the year progressed, we took advantage of bargain prices in the Pacific Asia region to benefit from resumption of that region's long-term growth.

                           [LINE GRAPH APPEARS HERE]

            International    Financial Times                      MSCI ACWI
  Date          Fund           World Indes    MSCI EAFE Index**  Free ex USA***
  ----          ----           -----------    ---------------    -----------
 3/31/88        9872             10000            10000             10000
 3/31/89       10918             11130            11160             11180
 3/31/90       12982             10020             9870             10050
 3/31/91       12307             10330            10120             10370
 3/31/92       11772              9540             9310              9840
 3/31/93       12343             10650            10390             10870
 3/31/94       15101             12980            12730             13480
 3/31/95       14809             13660            13500             14070
 3/31/96       16700             15380            15170             15920
 3/31/97       17832             15650            15390             16480
 3/31/98       21571             18340            18250             19160

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in International Fund and broad-based indices over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the MSCI EAFE Index and the MSCI ACWI Free ex USA rather than the FT/S&P Index as these indices better represent the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International EAFE (Europe, Australasia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International All Country World Index Free ex USA is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 + Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 ++ Source: Goldman Sachs -- The FT/S&P-Actuaries World Indices-World
    Excluding U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
+++ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                               PACIFIC/ASIA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a negative total return of (27.56)%* versus negative (16.74)%** for the MSCI AC Asia Pacific Index and 48.00%*** for the Standard & Poor's 500 Composite Stock Price Index. The Fund posted solid gains in the fiscal first quarter; thereafter, the Fund was impacted, along with Asian markets as a whole, by a combination of currency devaluations and poor government policy responses. Throughout the fiscal year, our goal was to continue to emphasize countries with favorable policy responses and to be vigilant in seeking out the inevitable individual investment opportunities that emerge from crises. In the fiscal third quarter, we turned positive on Thailand, as that country's credit cycle appeared to have found a bottom, and we began to see value emerging in Japan. In relative terms, the Fund was served well by 1) an underweight position in Hong Kong, and 2) solid performances from the Fund's Japanese stocks (despite the weak Japanese stock market). We also eliminated all of the Fund's property and banking exposure; we sold all but one of our holdings in Korea, exited Malaysia entirely, and scaled back dramatically on our already underweight Hong Kong position. The environment improved somewhat during the fiscal fourth quarter, though Asian markets were mixed. Performance drivers for the Fund included its Korean, Thai, and Philippine holdings. The Fund also benefited from an earlier decision to continue to maintain an underweight position in Japan.

                           [LINE CHART APPEARS HERE]

             ----------------------------------------------------
                              Pacific/Asia Fund++
             ----------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
             ----------------------------------------------------
                        1 year                   5 years
             ----------------------------------------------------
                       (27.56%)                   0.99%
             ----------------------------------------------------

                                    Morgan Stanley Capital          MSCI-AC Asia
  Date      Pacific/Asia Fund   International Pacific Free Index   Pacific Index
  ----      -----------------   --------------------------------   -------------
12/31/92         10000                      10000                      10000
 3/31/93         10771                      11745                      11700
 3/31/94         14876                      14725                      14760
 3/31/95         14000                      15178                      15280
 3/31/96         16911                      16260                      16060
 3/31/97         15623                      13160                      13360
 3/31/98         11317                      11124                      11120

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in Pacific/Asia Fund and broad-based indices since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the MSCI AC Asia Pacific Index rather than the MSCI Pacific Free Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International All Country Asia Pacific Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 developed and emerging market Pacific Basin countries. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital International Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of six Pacific Basin countries. The Index includes dividends reinvested.
++ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                               PAN EUROPEAN FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 38.02%* versus 42.02%** for the MSCI Europe Index and 48.00*** for the Standard & Poor's 500 Composite Stock Price Index. During the first three quarters of fiscal 1998, led by Switzerland and Italy, European stock markets saw consistent gains. Emerging Europe, excluding Russia and Hungary, saw the region's weakest performances due largely to the Asian crisis and consequent fears of currency collapse. Principal performance drivers for the period were concentrated among the Fund's financial services and consumer-oriented names. Weaker performers included several of the Fund's capital goods and technology companies with emerging markets exposure. Regarding Fund strategy, within the context of our broadly diversified portfolio, we began to scale back on capital goods holdings due to the slowdown in Asia. We also began to shift emphasis toward the beneficiaries of domestic European growth. Heading into the fiscal fourth quarter, European stock market performance picked up strongly. Specific drivers for the Fund were concentrated among our positions in the peripheral European countries. Our solid presence in Spain allowed us to benefit from that country's strength, and we benefited similarly, though to a lesser extent, from holdings in Italy and Finland. From a sector point of view, financials and services were the Fund's big winners. Among the changes to the portfolio, we added to positions in peripheral Europe, companies with a particular focus on the consumer.

                           [LINE CHART APPEARS HERE]

             ----------------------------------------------------
                              Pan European Fund++
             ----------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
             ----------------------------------------------------
                        1 year                   5 years
             ----------------------------------------------------
                        38.02%                   18.30%
             ----------------------------------------------------

                                   Financial Times
  Date       Pan European Fund     Actuaries Index          MSCI Europe Index
  ----       -----------------     ---------------          -----------------
12/31/92         10000                   10000                    10000
 3/31/93         10486                   10493                    10650
 3/31/94         11540                   12107                    12740
 3/31/95         12039                   14063                    13640
 3/31/96         14236                   16841                    16200
 3/31/97         17618                   20839                    19840
 3/31/98         24316                   29697                    28170

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in Pan European Fund and broad-based indices since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the MSCI Europe Index rather than the FT/S&P Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + Source: Goldman Sachs -- FT/S&P-Actuaries World Indices-Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 14 European countries. The Index includes dividends reinvested.
 ++ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                               LATIN AMERICA FUND
                       (FORMERLY EMERGING AMERICAS FUND)
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 1998, the Fund realized a total return of 14.05%* versus 11.29%** for the MSCI EMF Latin America Index and 48.00%*** for the Standard & Poor's 500 Composite Stock Price Index. During the first fiscal quarter, the Fund benefited significantly from overweights in Brazil, Venezuela, and even Peru. Still, strength was broadbased as only five of the Fund's holdings saw declines in the period. While Brazil, the Fund's single biggest weighting, declined in the second fiscal quarter, the Fund was buoyed by its emphasis on fundamental industries key to the economic growth of the region (steel, for instance) as well as its exposure to the Mexican retail sector. The environment changed markedly in the fiscal third quarter as currency and market turmoil in Asia brought broadbased weakness to Latin American markets. Our overweight in Brazil, whose market declined even more sharply in this quarter, hurt performance, but our Mexican consumer-related stocks again were the Fund's top performers. Our zero exposure to Chile, the Fund's most significant underweight, offset downward price pressure throughout Latin America. For the fiscal fourth quarter, Latin American markets were basically flat. Our overweight in Mexico and the drop in oil prices negatively affected Fund performance during the period. The best-performing market was Brazil, where steel stocks were the Fund's top performers. We continue to be optimistic on Brazil's privatization plans, and the Fund remains heavily weighted in telecoms and electric utilities in anticipation of near term privatizations.

                           [LINE CHART APPEARS HERE]

             ----------------------------------------------------
                             Latin America Fund++
             ----------------------------------------------------
                 Average Annual Total Return Ended on 3/31/98*
             ----------------------------------------------------
                        1 year                   5 years
             ----------------------------------------------------
                        14.05%                   11.48%
             ----------------------------------------------------

   Date           Latin American Fund          MSCI-EMF Latin America Index
   ----           -------------------          ----------------------------
12/31/92                  10000                          10000
 3/31/93                  10171                          10480
 3/31/94                  13452                          16230
 3/31/95                   9353                          11390
 3/31/96                  11965                          14210
 3/31/97                  15368                          19030
 3/31/98                  17527                          21770

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in Latin America Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 300 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                             EMERGING MARKETS FUND
-------------------------------------------------------------------------------

  For the period from January 2, 1998 (inception date) to March 31, 1998, the Fund realized a negative total return of (0.14)%* versus 6.19%** for the MSCI EMF (Emerging Markets Free) Index and 13.95%*** for the Standard & Poor's 500 Composite Stock Price Index. During the period, the emerging markets were characterized by high volatility, especially in Asia. 1998 began with a sharp selloff in virtually all markets, followed by a recovery through the end of the first quarter. Asia sold off less, since it had already lost half its value in 1997, and therefore showed the best performance. Although we are confident of its long-term prospects, the Fund's structure did not benefit performance in its initial three-month period. Our most significant overweight, Latin America, was nearly flat in the period; our most significant underweight, Asia, saw strong gains. However, we believe that price recovery in Asia is only temporary and that economic growth in the region will continue to be problematic. We remain positive on the outlook for Latin America. We have focused our overweight in the region mostly on Brazil, where corporate bottom-line growth from increased operating efficiency remains the driving force. In Mexico, the recovery of consumer spending continues unabated, and most of our holdings are direct beneficiaries of this trend. We have also invested in Eastern Europe, where our favorite country is Hungary, which we feel has the strongest economic fundamentals in the region. Our strategy has been to focus on the best-managed companies with leading products which can compete in export markets. We have also identified select opportunities in Egypt, Israel and South Africa.

                           [LINE CHART APPEARS HERE]

                    --------------------------------------
                            Emerging Markets Fund+
                    --------------------------------------
                        Total Return Ended on 3/31/98*
                    --------------------------------------
                           Since Inception (1/2/98)
                    --------------------------------------
                                    (0.14%)
                    --------------------------------------

   Date      Emerging Markets Fund        MSCI-EMF (Emerging Markets Free) Index
   ----      ---------------------        --------------------------------------
  1/2/98           10000                                  10000
 1/31/98            9100                                   9220
 2/28/98            9614                                  10180
 3/31/98            9986                                  10620

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in Emerging Markets Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital international EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 300 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998

                                                                          LATIN
                                                                         AMERICA
                                                                          FUND
                                                                        (FORMERLY
                                                             PAN        EMERGING    EMERGING
                            INTERNATIONAL  PACIFIC/ASIA    EUROPEAN     AMERICAS    MARKETS
                                FUND           FUND          FUND         FUND)       FUND
                            -------------  ------------  ------------  ----------- ----------
  ASSETS:
   Investments, at cost --
     see accompanying
    portfolios............  $166,101,466   $53,024,614   $148,062,385  $79,300,489 $6,977,413
                            ============   ===========   ============  =========== ==========
   Investments, at value
    (Note 1)..............  $202,722,629   $42,022,387   $206,029,984  $86,952,422 $7,153,805
   Cash...................     1,346,573       122,153      1,258,437          --       4,603
   Foreign currency (cost
    $11,746)..............           --            --             --        11,587        --
   Dividends receivable...       451,031       117,220        331,420      464,864     20,461
   Interest receivable....        43,630        10,591         51,143        8,260        612
   Receivable for
    investments sold......       791,144       229,745        547,303    2,820,428        --
   Receivable for fund
    shares sold...........         2,548       960,082        574,323        5,496        --
   Withholding tax
    receivable............        51,953         1,509         94,588       11,850        --
   Net unrealized
    appreciation on open
    forward foreign
    currency contracts....       468,253       447,360            --           --         --
   Prepaid expenses.......         7,551         1,831          7,135        4,029        --
   Receivable for
    Investment Advisory
    fees (Note 2).........           --            --             --           --          98
   Unamortized
    organization costs
    (Note 5)..............           --            --             --           --      37,255
                            ------------   -----------   ------------  ----------- ----------
    TOTAL ASSETS..........   205,885,312    43,912,878    208,894,333   90,278,936  7,216,834
  LIABILITIES:
   Payable for investments
    purchased.............       727,533         5,771        332,633    1,132,135    633,530
   Payable for fund shares
    redeemed..............           520         9,352        665,770       17,160        --
   Investment advisory
    fees payable (Note 2).       153,399        39,617        147,807       60,795        --
   Administration fees
    payable (Note 2)......        33,920         6,321         32,854       13,735        962
   Administration service
    fees payable
    (Note 2)..............        11,652         2,995         10,100        5,755        381
   Directors' fees payable
    (Note 2)..............         1,346         1,085          1,926          961         34
   Foreign taxes payable..           --            --             --           --       2,056
   Due to custodian bank..           --            --             --       313,101        --
   Accrued expenses and
    other payables........        67,905        39,420         67,469       38,932     44,421
                            ------------   -----------   ------------  ----------- ----------
    TOTAL LIABILITIES.....       996,275       104,561      1,258,559    1,582,574    681,384
                            ------------   -----------   ------------  ----------- ----------
  NET ASSETS..............  $204,889,037   $43,808,317   $207,635,774  $88,696,362 $6,535,450
                            ============   ===========   ============  =========== ==========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $   (526,577)  $  (406,289)  $   (201,032) $   447,256 $   20,788
   Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    translations..........    (1,856,161)  (15,869,131)     7,812,727    3,210,760        --
   Unrealized appreciation
    (depreciation) of
    investments and
    foreign currency
    translations..........    37,077,610   (10,562,506)    57,959,638    7,649,451    176,703
   Par value (Note 4).....        15,763         6,721         14,691        8,364        934
   Paid-in capital in
    excess of par value...   170,178,402    70,639,522    142,049,750   77,380,531  6,337,025
                            ------------   -----------   ------------  ----------- ----------
  TOTAL NET ASSETS........  $204,889,037   $43,808,317   $207,635,774  $88,696,362 $6,535,450
                            ============   ===========   ============  =========== ==========
  Shares of Common Stock
   Outstanding............    15,763,174     6,721,068     14,691,472    8,364,205    933,824
  NET ASSET VALUE PER
   SHARE..................        $13.00         $6.52         $14.13       $10.60      $7.00
                                  ======         =====         ======       ======      =====

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1998

                                                                                              LATIN
                                                                                             AMERICA
                                                                                               FUND
                                                                                            (FORMERLY
                                                                                   PAN       EMERGING   EMERGING
                                                   INTERNATIONAL PACIFIC/ASIA   EUROPEAN     AMERICAS   MARKETS
                                                       FUND          FUND         FUND        FUND)      FUND*
                                                   ------------- ------------  -----------  ----------  --------
  INVESTMENT INCOME:
   Dividend income...............................   $ 2,616,860  $  1,180,551  $ 2,234,918  $2,237,399  $ 22,138
   Interest income...............................       693,852       221,603      199,386     119,316    18,880
   Less: Foreign taxes withheld..................      (262,546)     (118,897)    (277,916)    (64,147)      --
                                                    -----------  ------------  -----------  ----------  --------
    TOTAL INCOME.................................     3,048,166     1,283,257    2,156,388   2,292,568    41,018
  EXPENSES:
   Investment advisory fees (Note 2).............     1,725,722       754,268    1,655,757     964,783    12,106
   Administration fees (Note 2)..................       345,145       150,854      331,158     192,957     1,957
   Custodian fees................................       272,440       117,433      256,316     151,022     3,533
   Administrative servicing fees (Note 2)........       134,970        67,805      120,297      96,449       994
   Shareholder servicing agent fees..............        56,743        31,174       32,876      37,036       175
   Legal and audit fees..........................        28,154        29,340       27,610      17,050       266
   Registration and filing fees..................        12,669         9,407       14,327      12,986     1,681
   Shareholder reports...........................        11,395         7,552       13,036       7,421        76
   Directors' fees and expenses (Note 2).........         8,285         4,578        8,687       5,011        34
   Foreign taxes expense.........................           --            --           --       40,951     1,975
   Amortization of organization costs (Note 5)...           --          3,171        3,171       3,171     1,931
   Miscellaneous expenses........................        33,058         6,261       25,549      13,975     2,153
                                                    -----------  ------------  -----------  ----------  --------
    TOTAL EXPENSES...............................     2,628,581     1,181,843    2,488,784   1,542,812    26,881
   Fees waived by investment adviser and
    administrators (Note 2)......................      (134,970)      (67,805)    (120,297)    (96,449)   (8,751)
                                                    -----------  ------------  -----------  ----------  --------
    NET EXPENSES.................................     2,493,611     1,114,038    2,368,487   1,446,363    18,130
                                                    -----------  ------------  -----------  ----------  --------
  NET INVESTMENT INCOME (LOSS)...................       554,555       169,219     (212,099)    846,205    22,888
                                                    -----------  ------------  -----------  ----------  --------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 1):
   Net realized gain (loss):
    Security transactions........................     2,423,128   (15,708,454)  11,932,509   9,207,853       --
    Foreign currency transactions................      (248,511)     (220,353)    (228,570)   (156,061)   (4,031)
                                                    -----------  ------------  -----------  ----------  --------
   Total net realized gain (loss)................     2,174,617   (15,928,807)  11,703,939   9,051,792    (4,031)
   Change in unrealized appreciation/depreciation
    of investments and foreign currency
    translations during the year.................    27,209,443    (9,416,388)  44,555,016  (1,625,807)  176,703
                                                    -----------  ------------  -----------  ----------  --------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS...................................    29,384,060   (25,345,195)  56,258,955   7,425,985   172,672
                                                    -----------  ------------  -----------  ----------  --------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................   $29,938,615  $(25,175,976) $56,046,856  $8,272,190  $195,560
                                                    ===========  ============  ===========  ==========  ========

* Emerging Markets Fund commenced operations on January 2, 1998.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             LATIN
                                                                            AMERICA
                                                               PAN       FUND (FORMERLY  EMERGING
                              INTERNATIONAL  PACIFIC/ASIA    EUROPEAN       EMERGING     MARKETS
                                  FUND           FUND          FUND      AMERICAS FUND)   FUND*
                              -------------  ------------  ------------  -------------- ----------
  YEAR ENDED MARCH 31, 1998
Net investment income
   (loss)...................  $    554,555   $   169,219   $   (212,099)  $   846,205   $   22,888
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............     2,174,617   (15,928,807)    11,703,939     9,051,792       (4,031)
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................    27,209,443    (9,416,388)    44,555,016    (1,625,807)     176,703
                              ------------   -----------   ------------   -----------   ----------
  Net increase (decrease) in
   net assets resulting from
   operations...............    29,938,615   (25,175,976)    56,046,856     8,272,190      195,560
  Distributions to
   shareholders:
   From net investment
    income..................      (310,285)      (53,878)       (12,080)     (222,831)         --
   In excess of net
    investment income.......      (526,577)     (406,289)           --            --           --
   From net realized gain on
    investments.............    (4,535,116)          --     (11,544,148)   (1,470,567)         --
   In excess of net realized
    gain on investments.....    (1,856,161)          --             --            --           --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....    55,363,423   (20,500,537)    41,153,647    11,217,711    6,339,890
                              ------------   -----------   ------------   -----------   ----------
  Net increase (decrease) in
   net assets...............    78,073,899   (46,136,680)    85,644,275    17,796,503    6,535,450
  NET ASSETS:
   Beginning of period......   126,815,138    89,944,997    121,991,499    70,899,859          --
                              ------------   -----------   ------------   -----------   ----------
   End of year (1)..........  $204,889,037   $43,808,317   $207,635,774   $88,696,362   $6,535,450
                              ============   ===========   ============   ===========   ==========
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $   (526,577)  $  (406,289)  $   (201,032)  $   447,256   $   20,788
                              ============   ===========   ============   ===========   ==========
  YEAR ENDED MARCH 31, 1997
  Net investment income.....  $    757,068   $   594,891   $    847,849   $   268,775
  Net realized gain on
   investments and foreign
   currency transactions....     3,264,752       726,826      8,430,147     2,335,031
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................     2,694,849    (6,021,214)     7,055,247    10,692,877
                              ------------   -----------   ------------   -----------
  Net increase (decrease) in
   net assets resulting from
   operations...............     6,716,669    (4,699,497)    16,333,243    13,296,683
  Distributions to
   shareholders:
   From net investment
    income..................      (979,932)     (609,545)      (742,102)     (287,871)
   In excess of net
    investment income.......           --        (55,665)       (14,995)      (20,056)
   From net realized gain on
    investments.............    (1,733,863)   (1,359,412)    (1,679,580)          --
   In excess of net realized
    gain on investments.....           --         (3,317)           --            --
  Increase in net assets
   from fund share
   transactions (Note 4)....    24,961,768    20,480,180     60,179,089    14,751,385
                              ------------   -----------   ------------   -----------
  Net increase in net
   assets...................    28,964,642    13,752,744     74,075,655    27,740,141
  NET ASSETS:
   Beginning of year........    97,850,496    76,192,253     47,915,844    43,159,718
                              ------------   -----------   ------------   -----------
   End of year (2)..........  $126,815,138   $89,944,997   $121,991,499   $70,899,859
                              ============   ===========   ============   ===========
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $      4,184   $   (55,665)  $    (14,995)  $   (20,056)
                              ============   ===========   ============   ===========

 --------
* Emerging Markets Fund commenced operations on January 2, 1998.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS
 For a Fund share outstanding throughout each period.

                           NET ASSET    NET       NET REALIZED              DIVIDENDS    DIVIDENDS    DISTRIBUTIONS
                            VALUE,   INVESTMENT  AND UNREALIZED TOTAL FROM   FROM NET   IN EXCESS OF     FROM NET
                           BEGINNING   INCOME    GAIN (LOSS) ON INVESTMENT  INVESTMENT NET INVESTMENT REALIZED GAIN
                           OF PERIOD   (LOSS)     INVESTMENTS   OPERATIONS    INCOME       INCOME     ON INVESTMENTS
                           --------- ----------  -------------- ----------  ---------- -------------- --------------
  INTERNATIONAL FUND --
   (7/21/87*)
   Year Ended March 31,
   1994...................  $ 8.66     $ 0.05        $ 1.88       $ 1.93     $ (0.02)      $(0.12)        $(0.01)
   1995...................   10.44       0.10         (0.29)       (0.19)        --         (0.11)         (0.32)
   1996...................    9.82       0.10          1.15         1.25       (0.08)       (0.01)         (0.07)
   1997...................   10.91       0.09          0.63         0.72       (0.10)         --           (0.19)
   1998...................   11.34       0.04          2.11         2.15       (0.02)       (0.04)         (0.31)
  PACIFIC/ASIA FUND --
   (12/31/92*)
   Year Ended March 31,
   1994...................  $ 7.54     $ 0.08        $ 2.81       $ 2.89     $ (0.05)      $(0.06)        $(0.28)
   1995...................   10.04       0.08         (0.58)       (0.50)      (0.03)       (0.23)         (0.83)
   1996...................    8.45       0.12          1.33         1.45       (0.09)       (0.01)         (0.02)
   1997...................    9.78       0.07         (0.53)       (0.46)      (0.07)         --  ++       (0.16)
   1998...................    9.09       0.01         (2.52)       (2.51)      (0.01)       (0.05)           --
  PAN EUROPEAN FUND --
   (12/31/92*)
   Year Ended March 31,
   1994...................  $ 7.34     $ 0.03        $ 0.70       $ 0.73     $   --        $(0.04)           --
   1995...................    8.03       0.09          0.25         0.34       (0.09)         --          $(0.09)
   1996...................    8.19       0.11          1.35         1.46       (0.10)         --           (0.36)
   1997...................    9.19       0.11          2.01         2.12       (0.10)         --  ++       (0.27)
   1998...................   10.94      (0.01)         4.01         4.00         --           --           (0.81)
  LATIN AMERICA FUND --
   (12/31/92*)
   (formerly Emerging Americas Fund)
   Year Ended March 31,
   1994...................  $ 7.12     $ 0.05        $ 2.24       $ 2.29     $ (0.03)      $(0.02)        $(0.06)
   1995...................    9.30       0.01         (2.56)       (2.55)        --         (0.17)           --
   1996...................    5.86       0.10          1.49         1.59       (0.04)       (0.04)           --
   1997...................    7.37       0.05          2.09         2.14       (0.05)         --  ++         --
   1998...................    9.46       0.10          1.22         1.32       (0.02)         --           (0.16)
  EMERGING MARKETS FUND --
   (01/02/98*)
   Period Ended March 31,
   1998...................  $ 7.00        --  ++        --  ++       --  ++      --           --             --

  * Commencement of operations.
 ** Annualized.
*** Not Annualized.
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.
  # For fiscal years beginning on or after September 1, 1995 a fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.
 @ The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.

                       See Notes to Financial Statements

DISTRIBUTIONS
  IN EXCESS                                                     RATIO OF NET RATIO OF GROSS RATIO OF NET
   OF NET                                           NET ASSETS,  OPERATING     OPERATING     INVESTMENT
  REALIZED                   NET ASSET                END OF      EXPENSES      EXPENSES    INCOME (LOSS) PORTFOLIO   FEE
   GAIN ON         TOTAL     VALUE, END TOTAL         PERIOD     TO AVERAGE    TO AVERAGE    TO AVERAGE   TURNOVER  WAIVERS
 INVESTMENTS   DISTRIBUTIONS OF PERIOD  RETURN         (000)     NET ASSETS   NET ASSETS+    NET ASSETS     RATE    (NOTE 2)
-------------  ------------- ---------- ------      ----------- ------------ -------------- ------------- --------- --------
      --          $(0.15)      $10.44    22.34 %     $ 55,737       1.53%         1.53%          0.18 %       64%      --
      --           (0.43)        9.82    (1.93)%       64,052       1.47%         1.53%          0.71 %       66%    $0.01
      --           (0.16)       10.91    12.77 %       97,850       1.40%         1.50%          0.82 %       39%     0.01
      --           (0.29)       11.34     6.78 %      126,815       1.43%         1.51%          0.70 %      116%     0.01
   $(0.12)         (0.49)       13.00    19.42 %      204,889       1.44%         1.52%          0.32 %       37%     0.01
      --          $(0.39)      $10.04    38.11 %     $ 53,027       1.53%         1.77%          0.54 %       68%    $0.04
      --           (1.09)        8.45    (5.89)%       47,617       1.47%         1.52%          0.85 %       69%     0.01
      --           (0.12)        9.78    17.22 %       76,192       1.43%         1.51%          1.12 %       29%     0.01
      --  ++       (0.23)        9.09    (4.80)%       89,945       1.45%         1.52%          0.69 %      126%     0.01
      --           (0.06)        6.52   (27.56)%       43,808       1.48%         1.57%          0.22 %       52%     0.01
      --          $(0.04)      $ 8.03    10.05 %     $ 36,675       1.61%         1.72%          0.06 %       30%    $0.05
      --           (0.18)        8.19     4.33 %       39,977       1.51%         1.57%          1.11 %       47%      -- ++
      --           (0.46)        9.19    18.25 %       47,916       1.46%         1.55%          1.28 %       42%     0.01
      --           (0.37)       10.94    23.76 %      121,991       1.45%         1.52%          1.23 %       82%     0.01
      --           (0.81)       14.13    38.02 %      207,636       1.43%         1.50%         (0.13)%       40%     0.01
      --          $(0.11)      $ 9.30    32.25 %     $ 39,282       1.49%         1.71%          0.29 %       51%    $0.03
   $(0.72)         (0.89)        5.86   (30.47)%       27,344       1.50%         1.57%          0.06 %       69%     0.01
      --           (0.08)        7.37    27.29 %       43,160       1.48%         1.57%          1.12 %       54%     0.01
      --           (0.05)        9.46    29.09 %       70,900       1.48%         1.56%          0.50 %       73%     0.01
      --           (0.18)       10.60    14.05 %       88,696       1.50%         1.60%          0.88 %       77%     0.01
      --             --        $ 7.00    (0.14)%***  $  6,535       1.85%**@      2.74%**        2.33 %**    --        -- ++
DISTRIBUTIONS
  IN EXCESS
   OF NET       AVERAGE
  REALIZED       BROKER
   GAIN ON     COMMISSION
 INVESTMENTS     RATE#
-------------- ----------
      --            N/A
      --            N/A
      --            N/A
      --        $0.0123
   $(0.12)       0.0105
      --            N/A
      --            N/A
      --            N/A
      --  ++    $0.0094
      --         0.0169
      --            N/A
      --            N/A
      --            N/A
      --        $0.0012
      --         0.0026
      --            N/A
   $(0.72)          N/A
      --            N/A
      --        $0.0005
      --         0.0004
      --        $0.0002

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INTERNATIONAL FUND


  SHARES                                                              (NOTE 1)
  ------                                                            ------------
 COMMON STOCKS -- 94.76%
           FRANCE -- 14.58%
    71,542 AXA-UAP...............................................   $  7,370,343
     5,469 Carrefour S.A.........................................      3,223,344
    26,580 Compagnie Financiere de Paribas S.A., Series A........      2,691,091
   116,430 Dassault Systemes S.A.................................      4,690,740
    29,042 Elf Aquitaine S.A.....................................      3,807,926
    45,644 +SGS-Thomson Microelectronics N.V.....................      3,588,636
    16,120 Technip S.A. .........................................      1,952,236
    21,188 Total S.A., Class B...................................      2,545,475
                                                                    ------------
                                                                      29,869,791
                                                                    ------------
           UNITED KINGDOM & POSSESSIONS -- 10.90%
   554,754 Airtours plc..........................................      4,656,721
   252,481 Granada Group plc.....................................      4,543,338
   297,300 Serco Group plc.......................................      6,490,549
   304,248 Siebe plc.............................................      6,642,235
                                                                    ------------
                                                                      22,332,843
                                                                    ------------
           JAPAN -- 10.74%
    83,000 Canon, Inc. ..........................................      1,874,194
   191,100 Credit Saison Co., Ltd................................      4,229,145
    68,500 Meitec................................................      2,142,873
        90 NTT Data Corp. .......................................      4,003,751
    28,900 Rohm Co...............................................      2,645,011
    67,800 Sony Corp.............................................      5,747,487
   146,000 Suzuki Motor Co., Ltd.................................      1,369,092
                                                                    ------------
                                                                      22,011,553
                                                                    ------------
           GERMANY -- 7.99%
    12,660 GEA AG................................................      5,210,524
    12,999 SAP AG................................................      5,174,291
    33,305 SGL Carbon AG.........................................      3,701,556
    34,225 Siemens AG............................................      2,282,284
                                                                    ------------
                                                                      16,368,655
                                                                    ------------
           SWITZERLAND -- 5.88%
       170 Lindt & Spruengli AG..................................      3,715,785
     3,410 Novartis AG (Registered)..............................      6,038,845
       211 Roche Holding AG......................................      2,285,199
                                                                    ------------
                                                                      12,039,829
                                                                    ------------
           AUSTRALIA -- 5.33%
   234,326 Brambles Industries Ltd. .............................   $  4,872,754
   441,202 F.H. Faulding & Co., Ltd..............................      2,217,095
   164,820 Lend Lease Corp., Ltd. ...............................      3,836,065
                                                                    ------------
                                                                      10,925,914
                                                                    ------------
           ITALY -- 5.32%
   748,125 Edison S.p.A..........................................      6,300,756
 1,189,032 Telecom Italia S.p.A..................................      4,600,810
                                                                    ------------
                                                                      10,901,566
                                                                    ------------
           CANADA -- 4.49%
   191,400 Bombardier Inc., Class B..............................      4,730,675
    28,683 Northern Telecom Ltd. ................................      1,855,787
    83,200 Thomson Corp. ........................................      2,610,817
                                                                    ------------
                                                                       9,197,279
                                                                    ------------
           NETHERLANDS -- 4.25%
   102,880 ING Groep N.V.........................................      5,838,669
    20,087 Wolters Kluwer N.V. ..................................      2,871,636
                                                                    ------------
                                                                       8,710,305
                                                                    ------------
           SPAIN -- 3.65%
   159,065 Banco Bilbao Vizcaya S.A. (Registered)................      7,472,648
                                                                    ------------
           SWEDEN -- 2.86%
    53,466 Autoliv Inc. .........................................      1,660,788
   203,940 Celsius AB, Series B..................................      4,212,054
                                                                    ------------
                                                                       5,872,842
                                                                    ------------
           DENMARK -- 2.37%
    37,200 +Den Danske Bank......................................      4,861,750
                                                                    ------------
           PORTUGAL -- 2.08%
   131,800 Banco Comercial Portugues S.A. .......................      4,257,565
                                                                    ------------
           ARGENTINA -- 1.92%
   608,775 Siderca S.A., Class A.................................      1,619,617
    67,828 YPF S.A. ADR..........................................      2,306,152
                                                                    ------------
                                                                       3,925,769
                                                                    ------------
           IRELAND -- 1.85%
   286,400 Irish Permanent plc...................................      3,793,197
                                                                    ------------
           BRAZIL -- 1.70%
    26,829 Telebras ADR..........................................      3,482,740
                                                                    ------------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INTERNATIONAL FUND -- (CONTINUED)

                                                                       VALUE
   SHARES                                                             (NOTE 1)
   ------                                                           ------------

 COMMON STOCKS -- (CONTINUED)
            THAILAND -- 1.38%
    185,728 Banpu Public Co., Ltd. (Registered)..................   $  1,307,678
    139,800 Dhipaya Insurance Public Co., Ltd. ..................        167,617
  4,476,000 Onpa International Public Co., Ltd. (Foreign)........      1,284,566
      6,600 Sermsuk Public Co., Ltd. (Foreign)...................         75,765
                                                                    ------------
                                                                       2,835,626
                                                                    ------------
            SOUTH AFRICA -- 1.23%
    311,800 Sasol Ltd............................................      2,527,104
                                                                    ------------
            FINLAND -- 0.98%
    124,783 Valmet Corp..........................................      2,002,473
                                                                    ------------
            HUNGARY -- 0.86%
     16,780 ++Gedeon Richter Rt. GDR (Registered)................      1,757,705
                                                                    ------------
            CHILE -- 0.77%
     47,880 Vina Concha Y Toro S.A. ADR..........................      1,568,070
                                                                    ------------
            AUSTRIA -- 0.64%
      8,290 VA Technologie AG....................................      1,306,666
                                                                    ------------
            INDIA -- 0.58%
    143,300 Mahindra & Mahindra Ltd. GDR.........................      1,190,823
                                                                    ------------
            INDONESIA -- 0.58%
  1,399,405 +PT Tambang Timah (Foreign)..........................      1,179,731
                                                                    ------------
            HONG KONG -- 0.55%
    431,000 Television Broadcasts Ltd............................      1,134,796
                                                                    ------------
            SINGAPORE -- 0.54%
    155,400 Singapore Airlines Ltd. (Foreign)....................      1,107,249
                                                                    ------------
            MEXICO -- 0.34%
    136,400 Sanluis Corporacion S.A. de C.V......................        690,329
                                                                    ------------
            TURKEY -- 0.20%
 23,000,000 Global Menkul Degerler A.S. .........................        411,728
                                                                    ------------
            PHILIPPINES -- 0.20%
  6,578,152 +Metro Pacific Corp..................................        407,758
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $157,595,289)..................................    194,144,304
                                                                    ------------

                                                                      VALUE
   SHARES                                                            (NOTE 1)
   ------                                                          ------------
 PREFERRED STOCK -- 0.63%
            BRAZIL -- 0.63%
  5,421,000 Petrobras
            (Cost $1,160,138)...................................   $  1,292,190
                                                                   ------------
   NO. OF
   RIGHTS
   ------
 RIGHTS -- 0.24%
            PORTUGAL -- 0.24%
    153,600 +Banco Comercial Portugues S.A., expiring 4/7/98 at
            $16.45
            (Cost $569,789).....................................        491,885
                                                                   ------------
 PRINCIPAL
   AMOUNT
 ---------
 CONVERTIBLE BONDS -- 0.26%
            PORTUGAL -- 0.26%
 $    4,500 Banco Comercial Portugues S.A., Series A (Preferred)
            8.00%, 12/31/2049
            (Cost $524,250).....................................        542,250
                                                                   ------------
 DEMAND NOTES -- 3.05%
            UNITED STATES -- 3.05%
  2,955,000 Associates Corp. of North America, Master Notes.....      2,955,000
  3,297,000 General Electric Co. Promissory Notes...............      3,297,000
                                                                   ------------
            TOTAL DEMAND NOTES
            (Cost $6,252,000)...................................      6,252,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $166,101,466*)......................................  98.94% $202,722,629
OTHER ASSETS & LIABILITIES (NET)..........................   1.06     2,166,408
                                                           ------  ------------
NET ASSETS................................................ 100.00% $204,889,037
                                                           ======  ============
--------
 *-- For Federal income tax purposes, the tax basis of investments aggregates $167,058,933.
 +--  Non-income producing.
++-- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998 these securities amounted to $1,757,705 or 0.86% of net assets.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INTERNATIONAL FUND -- (CONTINUED)

FORWARD FOREIGN CURRENCY CONTRACTS

  Under the terms of forward foreign currency contracts open at 3/31/98, the International Fund is obligated to deliver currency in exchange for U.S. dollars as indicated below:

                     CURRENCY         IN                               NET
                        TO         EXCHANGE  SETTLEMENT             UNREALIZED
                      DELIVER        FOR        DATE      VALUE    APPRECIATION
                  --------------- ---------- ---------- ---------- ------------
Sales............ JPY 762,000,000 $6,220,154  5/14/98   $5,751,901   $468,253
--------
JPY-- Japanese Yen

   At March 31, 1998, sector diversification of the Fund's investment portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
  SECTOR DIVERSIFICATION                                   ASSETS     VALUE
  ----------------------                                   ------  ------------
  Financial...............................................  20.57% $ 42,142,566
  Consumer Cyclical.......................................  19.23    39,406,894
  Technology..............................................  15.37    31,491,486
  Consumer Staples........................................  11.16    22,870,064
  Energy..................................................   7.30    14,960,309
  Capital Goods...........................................   7.27    14,876,222
  Raw/Intermediate Materials..............................   6.16    12,620,883
  Transportation..........................................   5.18    10,615,714
  Utilities...............................................   3.65     7,486,491
  Demand Notes............................................   3.05     6,252,000
                                                           ------  ------------
  Total Investments.......................................  98.94% $202,722,629
  Other Assets and Liabilities (Net)......................   1.06     2,166,408
                                                           ------  ------------
  Net Assets.............................................. 100.00% $204,889,037
                                                           ======  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
PACIFIC/ASIA FUND

                                                                        VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                          -----------
 COMMON STOCKS -- 93.01%
            JAPAN -- 30.26%
     17,600 AFLAC, Inc. ..........................................   $ 1,113,200
     37,500 Canon Inc. ...........................................       846,774
     90,500 Credit Saison Co., Ltd. ..............................     2,002,813
     34,000 Meitec Corp. .........................................     1,063,616
         41 NTT Data Corp. .......................................     1,823,932
     14,000 Rohm Co. .............................................     1,281,320
     23,500 Sony Corp. ...........................................     1,992,123
     86,700 Suzuki Motor Co., Ltd. ...............................       813,016
     54,000 Taisho Pharmaceutical Co., Ltd. ......................     1,207,202
     79,400 Terumo Corp. .........................................     1,113,863
                                                                     -----------
                                                                      13,257,859
                                                                     -----------
            AUSTRALIA -- 12.85%
    101,262 Brambles Industries Ltd. .............................     2,105,719
    284,169 F.H. Faulding & Co., Ltd. ............................     1,427,985
     90,143 Lend Lease Corp., Ltd. ...............................     2,098,012
                                                                     -----------
                                                                       5,631,716
                                                                     -----------
            NEW ZEALAND -- 8.23%
    435,512 Carter Holt Harvey Ltd. ..............................       594,226
  1,080,000 Restaurant Brands New Zealand Ltd. ...................       805,400
    254,731 Telecom Corp. of New Zealand Ltd. ....................     1,212,951
    280,500 Tranz Rail Holdings Ltd. .............................       991,670
                                                                     -----------
                                                                       3,604,247
                                                                     -----------
            SINGAPORE -- 7.76%
    655,300 GP Batteries International Ltd. ......................     2,151,853
    174,900 Singapore Airlines Ltd. (Foreign).....................     1,246,190
                                                                     -----------
                                                                       3,398,043
                                                                     -----------
            HONG KONG -- 6.72%
    372,000 Television Broadcasts Ltd. ...........................       979,453
    979,500 Varitronix International Ltd. ........................     1,965,827
                                                                     -----------
                                                                       2,945,280
                                                                     -----------
            PHILIPPINES -- 5.78%
  4,775,158 C&P Homes, Inc. ......................................       430,080
    265,000 Manila Electric Co., Class B..........................       870,464
     26,106 ++Manila Electric Co. GDR.............................       427,076
 12,963,431 +Metro Pacific Corp. .................................       803,561
                                                                     -----------
                                                                       2,531,181
                                                                     -----------

            THAILAND -- 5.19%
     65,900 +Ayudhya Jardine CMG Life Assurance (Foreign).........   $    26,057
    130,067 Banpu Public Co., Ltd. (Registered)...................       915,778
    179,600 +Matichon Public Co., Ltd. (Foreign)..................       297,806
    958,000 Onpa International Public Co., Ltd. (Foreign).........       274,936
     41,500 Sermsuk Public Co., Ltd. (Foreign)....................       476,403
     12,500 Thai Reinsurance Public Co., Ltd. (Foreign)...........        26,786
    213,200 Thai Stanley Electric Public Co., Ltd. (Foreign)......       255,622
                                                                     -----------
                                                                       2,273,388
                                                                     -----------
            KOREA -- 5.16%
    174,050 Medison Co., Ltd. ....................................     1,496,528
      5,580 S1 Corp. .............................................       766,040
                                                                     -----------
                                                                       2,262,568
                                                                     -----------
            INDIA -- 4.42%
    232,900 Mahindra & Mahindra Ltd. GDR..........................     1,935,399
                                                                     -----------
            INDONESIA -- 3.95%
    577,300 Hanjaga Madala Sampoerna..............................       526,954
  1,429,187 +PT Tambang Timah (Foreign)...........................     1,204,838
                                                                     -----------
                                                                       1,731,792
                                                                     -----------
            TAIWAN -- 2.69%
    394,000 Want Want Holdings Ltd. ..............................       464,920
     97,400 +Yang Ming Marine Transport GDR.......................       711,994
                                                                     -----------
                                                                       1,176,914
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $51,750,614)....................................    40,748,387
                                                                     -----------


                           [LINE CHART APPEARS HERE]

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
PACIFIC/ASIA FUND -- (CONTINUED)


 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                           -----------
 DEMAND NOTES -- 2.91%
           UNITED STATES -- 2.91%
   $625    Associates Corp. of North America Master Notes.........   $   625,000
    649    General Electric Co. Promissory Notes..................       649,000
                                                                     -----------
           TOTAL DEMAND NOTES
           (Cost $1,274,000)......................................     1,274,000
                                                                     -----------
TOTAL INVESTMENTS
(Cost $53,024,614*)........................................  95.92% $42,022,387
OTHER ASSETS & LIABILITIES (NET)...........................   4.08    1,785,930
                                                            ------  -----------
NET ASSETS................................................. 100.00% $43,808,317
                                                            ======  ===========
--------
*-- For Federal income tax purposes, the tax basis of investments aggregates $53,572,343.
+--   Non-income producing.
++-- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998 these securities amounted to $427,076 or 0.97% of net assets.
GDR-- Global Depositary Receipt.


FORWARD FOREIGN CURRENCY CONTRACTS

  Under the terms of forward foreign currency contracts open at 3/31/98, the Pacific/Asia Fund is obligated to deliver currency in exchange for U.S. dollars as indicated below:

                     CURRENCY         IN                               NET
                        TO         EXCHANGE  SETTLEMENT             UNREALIZED
                      DELIVER        FOR        DATE      VALUE    APPRECIATION
                  --------------- ---------- ---------- ---------- ------------
Sales............ JPY 728,000,000 $5,942,615  5/14/98   $5,495,255   $447,360
--------
JPY -- Japanese Yen

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
PACIFIC/ASIA FUND -- (CONTINUED)


   At March 31, 1998, sector diversification of the Fund's investment portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
  SECTOR DIVERSIFICATION                                    ASSETS     VALUE
  ----------------------                                    ------  -----------
  Technology...............................................  16.62% $ 7,282,701
  Consumer Cyclical........................................  16.60    7,274,487
  Financial................................................  13.85    6,070,430
  Capital Goods............................................  12.23    5,356,627
  Consumer Staples.........................................  10.71    4,690,373
  Utilities................................................   9.15    4,007,019
  Transportation...........................................   7.65    3,351,909
  Raw/Intermediate Materials...............................   6.20    2,714,841
  Demand Notes.............................................   2.91    1,274,000
                                                            ------  -----------
  Total Investments........................................  95.92% $42,022,387
  Other Assets and Liabilities (Net).......................   4.08    1,785,930
                                                            ------  -----------
  Net Assets............................................... 100.00% $43,808,317
                                                            ======  ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
PAN EUROPEAN FUND

                                                                       VALUE
   SHARES                                                            (NOTE 1)
 -----------                                                        -----------
 COMMON STOCKS -- 91.61%
             FRANCE -- 17.92%
      93,489 AXA-UAP.............................................   $ 9,631,349
      40,830 CIE Financiere de Paribas, Series A.................     4,133,832
       7,443 Carrefour S.A. .....................................     4,386,790
     129,180 Dassault Systemes S.A. .............................     5,204,413
      36,442 Elf Aquitaine S.A. .................................     4,778,198
      56,050 +SGS-Thomson Microelectronics N.V. .................     4,406,780
      14,700 Technip S.A. .......................................     1,780,264
      24,073 Total S.A., Class B ................................     2,892,072
                                                                    -----------
                                                                     37,213,698
                                                                    -----------
             UNITED KINGDOM & POSSESSIONS -- 15.13%
     665,550 Airtours plc........................................     5,586,766
     707,800 Capita Group plc....................................     5,395,902
     331,768 Granada Group plc...................................     5,970,090
     341,200 Serco Group plc.....................................     7,448,957
     320,849 Siebe plc...........................................     7,004,662
                                                                    -----------
                                                                     31,406,377
                                                                    -----------
             GERMANY -- 10.34%
      15,858 GEA AG..............................................     6,526,738
      14,820 SAP AG..............................................     5,899,145
      33,650 SGL Carbon AG.......................................     3,739,900
       6,589 Sartorius AG........................................     2,637,025
      39,880 Siemens AG..........................................     2,659,386
                                                                    -----------
                                                                     21,462,194
                                                                    -----------
             SWITZERLAND -- 8.72%
         213 Lindt & Spruengli AG................................     4,655,661
       3,831 Novartis AG (Registered)............................     6,784,403
         283 Roche Holding AG....................................     3,064,982
       4,266 Schweizerische Lebensversicherungs-und.
             Rentenanstat........................................     3,609,369
                                                                    -----------
                                                                     18,114,415
                                                                    -----------
             NETHERLANDS -- 7.26%
     119,342 ING Groep N.V. .....................................     6,772,923
     109,772 Koninklijke Ahrend Groep N.V. ......................     3,886,387
      30,879 Wolters Kluwer N.V. ................................     4,414,460
                                                                    -----------
                                                                     15,073,770
                                                                    -----------
 COMMON STOCKS -- (CONTINUED)
             IRELAND -- 6.56%
     382,522 Irish Continental Group plc..........................   $ 6,755,034
     357,400 Irish Permanent plc..................................     4,733,550
     379,300 IWP International plc................................     2,138,251
                                                                     -----------
                                                                      13,626,835
                                                                     -----------
             ITALY -- 5.98%
     840,500 Edison S.p.A. .......................................     7,078,745
   1,382,040 Telecom Italia S.p.A. ...............................     5,347,630
                                                                     -----------
                                                                      12,426,375
                                                                     -----------
             SWEDEN -- 4.51%
      78,500 Autoliv AB...........................................     2,438,406
     248,861 Celsius AB, Series B.................................     5,139,825
     173,000 Munters AB...........................................     1,797,347
                                                                     -----------
                                                                       9,375,578
                                                                     -----------
             SPAIN -- 3.95%
     174,500 Banco Bilbao Vizcaya S.A., (Registered)..............     8,197,763
                                                                     -----------
             PORTUGAL -- 2.70%
     173,300 Banco Comercial Portugues S.A. ......................     5,598,148
                                                                     -----------
             DENMARK -- 2.68%
      42,636 Den Danske Bank......................................     5,572,193
                                                                     -----------
             TURKEY -- 1.65%
 108,200,000 +Global Menkul Degerler A.S. ........................     1,936,914
  52,100,013 +Medya Holding.......................................       557,449
  26,053,500 Turk Sise ve Cam Fabrikalari A.S. ...................       922,058
                                                                     -----------
                                                                       3,416,421
                                                                     -----------
             HUNGARY -- 1.33%
      26,400 Gedeon Richter Rt. GDR (Registered)..................     2,758,800
                                                                     -----------
             FINLAND -- 1.17%
     151,200 Valmet Corp. ........................................     2,426,404
                                                                     -----------
             CROATIA -- 0.88%
      38,850 ++Pliva d.d. GDR.....................................       721,495
      61,900 Pliva d.d. GDR (Registered)..........................     1,098,725
                                                                     -----------
                                                                       1,820,220
                                                                     -----------
             AUSTRIA -- 0.83%
      10,910 VA Technologie AG....................................     1,719,629
                                                                     -----------
             TOTAL COMMON STOCKS
             (Cost $134,337,261)..................................   190,208,820
                                                                     -----------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
PAN EUROPEAN FUND -- (CONTINUED)

                                                                      VALUE
  SHARES                                                             (NOTE 1)
 ---------                                                         ------------
 PREFERRED STOCKS -- 2.89%
           PORTUGAL -- 2.33%
  340,900  Lusomundo S.A. ......................................   $  4,842,473
                                                                   ------------
           GERMANY -- 0.56%
    2,730  SAP AG-VORZUG........................................      1,164,938
                                                                   ------------
           TOTAL PREFERRED STOCKS
           (Cost $3,867,120)....................................      6,007,411
                                                                   ------------

  NO. OF
  RIGHTS
 ---------
 RIGHTS -- 0.29%
           PORTUGAL -- 0.29%
  190,500  +Banco Comercial Portugues S.A., expiring 4/7/98 at
           $16.45
           (Cost $683,904)......................................        610,053
                                                                   ------------
 PRINCIPAL
  AMOUNT
 ---------
 CONVERTIBLE BONDS -- 0.43%
           PORTUGAL -- 0.43%
   $7,400  Banco Comercial Portugues S.A., Series A
           (Preferred)8.00%, 12/31/49 (Cost $862,100)...........        891,700
                                                                   ------------

 PRINCIPAL                                                             VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                          ------------
 DEMAND NOTES -- 4.01%
           UNITED STATES -- 4.01%
  $ 4,132  Associates Corp. of North America, Master Notes.......   $  4,132,000
    4,180  General Electric Co. Promissory Notes.................      4,180,000
                                                                    ------------
           TOTAL DEMAND NOTES
           (Cost $8,312,000).....................................      8,312,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $148,062,385*)......................................  99.23% $206,029,984
OTHER ASSETS & LIABILITIES (NET)..........................   0.77     1,605,790
                                                           ------  ------------
NET ASSETS................................................ 100.00% $207,635,774
                                                           ======  ============
--------
*-- For federal income tax purposes, the tax basis of investments aggregates $148,144,474.
+--   Non-income producing.
++-- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998 these securities amounted to $721,495, or 0.35% of net assets.
GDR-- Global Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
PAN EUROPEAN FUND -- (CONTINUED)


   At March 31, 1998, sector diversification of the Fund's investment portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
  SECTOR DIVERSIFICATION                                   ASSETS     VALUE
  ----------------------                                   ------  ------------
  Consumer Cyclical.......................................  25.38% $ 52,701,029
  Financial...............................................  24.89    51,687,794
  Consumer Staples........................................  13.52    28,071,008
  Technology..............................................  10.20    21,173,481
  Holding Company Diversified.............................   7.05    14,640,855
  Capital Goods...........................................   6.11    12,686,017
  Demand Notes............................................   4.01     8,312,000
  Energy..................................................   3.69     7,670,270
  Utilities...............................................   2.58     5,347,630
  Raw/Intermediate Materials..............................   1.80     3,739,900
                                                           ------  ------------
  Total Investments.......................................  99.23% $206,029,984
  Other Assets and Liabilities (Net)......................   0.77     1,605,790
                                                           ------  ------------
  Net Assets.............................................. 100.00% $207,635,774
                                                           ======  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
LATIN AMERICA FUND (FORMERLY EMERGING AMERICAS FUND)

                                                                        VALUE
   SHARES                                                             (NOTE 1)
 -----------                                                         -----------
 COMMON STOCKS -- 72.71%
             MEXICO -- 31.78%
     272,000 ALFA S.A. de C.V. ...................................   $ 1,536,308
   2,772,500 +Biper S.A. de C.V., Series B........................     1,386,901
     630,274 +Cemex S.A., CPO.....................................     2,808,701
     348,593 +Corporacion GEO S.A., Class B.......................     2,288,204
     869,000 +Corporacion Moctezuma S.A. de C.V., Series B2.......     1,275,540
     238,942 Fomento Economico Mexicano S.A. de C.V., Series B....     1,733,985
     458,000 +Grupo Continental S.A. .............................     1,618,812
   1,443,600 Grupo Elektra S.A. de C.V. CPO.......................     2,203,711
      93,400 +Grupo Televisa S.A. CPO.............................     1,716,428
     398,500 +Industrias CH S.A. Series B.........................     1,759,465
     455,500 Industrias Penoles S.A. .............................     1,898,808
     188,700 Kimberly-Clark de Mexico S.A. de C.V., Class A.......       970,533
     654,800 Organizacion Soriana S.A. de C.V., Series B..........     2,495,099
     280,800 Sanluis Corporacion S.A. de C.V. ....................     1,421,145
      83,500 +Tubos de Acero de Mexico S.A. ......................     1,563,909
      77,100 +TV Azteca S.A. de C.V. ADR..........................     1,513,088
                                                                     -----------
                                                                      28,190,637
                                                                     -----------
             BRAZIL -- 21.79%
      85,900 CBD Grupo Pao de Acucar ADR..........................     1,975,700
      40,667 Cemig ADR............................................     1,977,827
     150,400 Copel ADR............................................     2,190,200
      71,900 Cia Vale do Rio Doce.................................     1,587,377
     844,300 Light Participacoes S.A. ............................       219,077
  83,455,000 Telebras.............................................     8,625,176
  11,056,000 Telesp...............................................     2,752,087
                                                                     -----------
                                                                      19,327,444
                                                                     -----------
             ARGENTINA -- 10.50%
     402,815 Banco de Galicia y Buenos Aires S.A., Class B........     2,481,762
     362,300 Siderar S.A.I.C., Class A............................     1,775,572
     812,898 Siderca S.A., Class A................................     2,162,676
      72,400 Telefonica de Argentina S.A., Class B................       276,615
      77,213 YPF S.A. ADR.........................................     2,625,242
                                                                     -----------
                                                                       9,321,867
                                                                     -----------
             VENEZUELA -- 3.40%
      51,660 C.A. La Electricidad de Caracas......................   $    48,777
      46,940 CANTV ADR............................................     1,962,679
      60,479 +Siderurgica Venezolana Sivensa ADR..................     1,002,629
                                                                     -----------
                                                                       3,014,085
                                                                     -----------
             PERU -- 2.97%
      85,703 Credicorp Ltd. ......................................     1,381,964
     628,282 +Minsur S.A. ........................................     1,248,940
                                                                     -----------
                                                                       2,630,904
                                                                     -----------
             CHILE -- 2.27%
       7,600 +Linea Aerea Nacional Chile S.A. ADR.................       104,500
      58,209 Vina Concha y Toro S.A. ADR..........................     1,906,345
                                                                     -----------
                                                                       2,010,845
                                                                     -----------
             TOTAL COMMON STOCKS
             (Cost $57,268,587)...................................    64,495,782
                                                                     -----------
 PREFERRED STOCKS -- 24.10%
             BRAZIL -- 24.10%
   1,823,400 CELESC...............................................     2,181,216
  21,240,000 Cemig................................................     1,031,267
 637,470,000 Coelce...............................................     2,298,907
  45,300,000 Copel................................................       652,266
   1,534,500 Cia Riograndense de Telecomunicacoes.................     1,930,104
      78,784 +Cia Vale do Rio Doce................................     1,891,814
 193,557,700 Gerdau S.A. .........................................     3,626,334
  21,359,399 Petrobras............................................     5,091,386
  10,077,000 Telemig B............................................     1,657,489
     124,500 Usinas Sider Minas Gerais............................     1,011,857
                                                                     -----------
             TOTAL PREFERRED STOCKS
             (Cost $20,947,902)...................................    21,372,640
                                                                     -----------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
LATIN AMERICA FUND (FORMERLY EMERGING AMERICAS FUND) -- (CONTINUED)


 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ----------                                                          -----------
 DEMAND NOTES -- 1.22%
            UNITED STATES -- 1.22%
       $383 Associates Corp. of North America Master Notes........   $   383,000
        701 General Electric Co. Promissory Notes.................       701,000
                                                                     -----------
            TOTAL DEMAND NOTES
            (Cost $1,084,000).....................................     1,084,000
                                                                     -----------
TOTAL INVESTMENTS
(Cost $79,300,489*)........................................  98.03% $86,952,422
OTHER ASSETS & LIABILITIES (NET)...........................    1.97   1,743,940
                                                            ------- -----------
NET ASSETS................................................. 100.00% $88,696,362
                                                            ======= ===========
--------
*-- For Federal income tax purposes, the tax basis of investments aggregates $79,434,699.
+--   Non-income producing.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.

   At March 31, 1998, sector diversification of the Fund's investment portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
  SECTOR DIVERSIFICATION                                    ASSETS     VALUE
  ----------------------                                    ------  -----------
  Consumer Cyclical........................................  24.42% $21,656,478
  Technology...............................................  20.65   18,314,436
  Utilities................................................  17.75   15,748,461
  Raw/Intermediate Materials...............................  17.14   15,203,532
  Consumer Staples.........................................   8.15    7,234,841
  Financial................................................   4.36    3,863,726
  Energy...................................................   2.96    2,625,242
  Capital Goods............................................   1.38    1,221,706
  Demand Notes.............................................   1.22    1,084,000
                                                            ------  -----------
  Total Investments........................................  98.03% $86,952,422
  Other Assets and Liabilities (Net).......................   1.97    1,743,940
                                                            ------  -----------
  Net Assets............................................... 100.00% $88,696,362
                                                            ======  ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
EMERGING MARKETS FUND

                                                                        VALUE
   SHARES                                                              (NOTE 1)
 ----------                                                           ----------
 COMMON STOCKS -- 73.98%
            BRAZIL -- 18.99%
  6,881,000 Cemig..................................................   $  245,728
     11,590 Cia Vale do Rio Doce...................................      254,860
    220,900 Light Participacoes S.A. ..............................       57,319
  4,210,000 Telebras...............................................      435,109
    998,000 +Telesp S.A. ..........................................      248,425
                                                                      ----------
                                                                       1,241,441
                                                                      ----------
            MEXICO -- 13.68%
     13,350 ALFA S.A. de C.V. .....................................       75,403
    134,000 Biper S.A. de C.V., Series B...........................       66,875
     27,600 Fomento Economico Mexicano S.A. de C.V., Series B......      200,291
     47,200 Grupo Continental S.A. ................................      166,829
    126,900 Grupo Elektra S.A. de C.V. CPO.........................      193,718
      5,210 +Grupo Televisa S.A. GDR...............................      190,816
                                                                      ----------
                                                                         893,932
                                                                      ----------
            HUNGARY -- 8.92%
      1,615 Gedeon Richter GDR (Registered)........................      169,171
      4,000 ++MOL Magyar Olaj Rt. es Gazipari Rt. .................      122,645
      3,100 Pannonplast Rt. .......................................      126,224
     16,570 Zalakeramia Rt. GDR....................................      164,872
                                                                      ----------
                                                                         582,912
                                                                      ----------
            TURKEY -- 5.89%
     11,200 Akbank T.A.S. ADR......................................      164,640
 12,300,000 Global Menkul Degerler A.S. ...........................      220,185
                                                                      ----------
                                                                         384,825
                                                                      ----------
            SOUTH AFRICA -- 5.13%
    118,200 Metro Cash & Carry Ltd. ...............................      112,706
      7,500 South African Breweries Ltd. ..........................      222,586
                                                                      ----------
                                                                         335,292
                                                                      ----------
            CHILE -- 4.47%
      7,400 Linea Aerea Nacional Chile SP ADR......................      101,750
      5,816 Vina Concha y Toro S.A. ADR............................      190,474
                                                                      ----------
                                                                         292,224
                                                                      ----------
            ARGENTINA -- 4.07%
     25,285 Banco de Galicia y Buenos Aires S.A., Class B..........      155,782
      3,240 YPF S.A. ADR...........................................      110,160
                                                                      ----------
                                                                         265,942
                                                                      ----------
                                                                   VALUE
   SHARES                                                         (NOTE 1)
 ----------                                                      ----------
 COMMON STOCKS -- (CONTINUED)
            RUSSIA -- 3.10%
      2,370 Gazprom ADR.......................................   $   49,059
        480 Lukoil Holding ADR................................       33,741
      3,770 Unified Energy Systems GDR........................      119,660
                                                                 ----------
                                                                    202,460
                                                                 ----------
            CZECH REPUBLIC -- 2.95%
      5,050 +CKD Praha Holding A.S. ..........................      192,703
                                                                 ----------
            INDIA -- 2.90%
     22,800 Mahindra & Mahindra Ltd. GDR......................      189,468
                                                                 ----------
            MALAYSIA -- 2.34%
     44,600 O.Y.L. Industries Bhd. ...........................      153,159
                                                                 ----------
            PERU -- 1.54%
     50,500 Minsur S.A. ......................................      100,387
                                                                 ----------
            TOTAL COMMON STOCKS
            (Cost $4,722,354).................................    4,834,745
                                                                 ----------
 PREFERRED STOCKS -- 15.67%
            BRAZIL -- 15.67%
  9,136,000 Cia Paranaense de Energi--Copel...................      131,547
      7,000 Cia Vale do Rio Doce..............................      168,089
 65,184,000 Coelce............................................      235,073
 10,568,000 Gerdau S.A. ......................................      197,993
  1,223,000 Petrobras.........................................      291,523
                                                                 ----------
            TOTAL PREFERRED STOCKS
            (Cost $959,170)...................................    1,024,225
                                                                 ----------

 PRINCIPAL
   AMOUNT
 ----------
 CONVERTIBLE BONDS -- 2.08%
            POLAND -- 2.08%
 $  214,000 Elektrim S.A., 2.00% 05/30/04
            (Cost $137,046)...................................      135,992
                                                                 ----------
 U.S. GOVERNMENT OBLIGATIONS -- 15.24%
  1,000,000 U.S. Treasury Bill, 5.16%, 04/30/98 (Cost
            $995,843).........................................      995,843
                                                                 ----------

                           [LINE CHART APPEARS HERE]

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
EMERGING MARKETS FUND -- (CONTINUED)


 PRINCIPAL                                                             VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                           ----------
 REPURCHASE AGREEMENT -- 2.49%
           UNITED STATES -- 2.49%
 $163,000  Agreement with Chase Securities, Inc. Government
           Dealership 5.60% dated 03/31/98, due 04/01/98, to be
           repurchased at $163,025 collateralized by $165,000 U.S.
           Treasury Notes, due 11/15/98, valued at $168,384
           (Cost $163,000)........................................   $  163,000
                                                                     ----------
TOTAL INVESTMENTS
(Cost $6,977,413*)......................................... 109.46%  $7,153,805
OTHER ASSETS & LIABILITIES (NET)...........................  (9.46%)   (618,355)
                                                            ------   ----------
NET ASSETS................................................. 100.00%  $6,535,450
                                                            ======   ==========
--------
 *--  Aggregate Cost for Federal tax and book purposes.
 +--  Non-income producing.
++-- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998 these securities amounted to $122,645 or 1.9% of net assets.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
EMERGING MARKETS FUND -- (CONTINUED)


   At March 31, 1998, sector diversification of the Fund's investment portfolio was as follows:

                                                              % OF
                                                              NET      MARKET
  SECTOR DIVERSIFICATION                                     ASSETS    VALUE
  ----------------------                                     ------  ----------
  Utilities.................................................  19.94% $1,303,110
  U.S. Treasury Obligations.................................  15.24     995,843
  Consumer Staples..........................................  13.66     892,887
  Raw/Intermediate Materials................................  12.97     847,552
  Consumer Cyclical.........................................  12.86     840,623
  Energy....................................................   9.29     607,128
  Financial.................................................   8.27     540,607
  Technology................................................   7.41     484,470
  Capital Goods.............................................   3.83     250,022
  Holding Company Diversified...............................   3.50     228,563
  Repurchase Agreements.....................................   2.49     163,000
                                                             ------  ----------
  Total Investments......................................... 109.46% $7,153,805
  Other Assets and Liabilities (Net)........................  (9.46)   (618,355)
                                                             ------  ----------
  Net Assets................................................ 100.00% $6,535,450
                                                             ======  ==========

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Pacific/Asia Fund, Pan European Fund, Latin America Fund (formerly known as the Emerging Americas Fund) and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. Emerging Markets Fund commenced operations on January 2, 1998. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. are presented separately.

  (A) PORTFOLIO VALUATION:

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies and deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses".)

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1998, the Pacific/Asia Fund had a capital loss carryforward for Federal tax purposes available to offset net capital gains of approximately $4,966,000 which will expire on March 31, 2006.

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 1998, Latin America Fund utilized capital loss carryforwards for federal tax purposes totaling approximately $4,261,000.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. International Fund, Pacific/Asia Fund, Pan European Fund, Latin America Fund and Emerging Markets Fund incurred, and expect to defer, net currency losses of approximately $2,008,000, $10,891,000 $203,000, $60,000 and $4,000, respectively, for the year ended
  March 31, 1998.

    At March 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                                                       NET
                                       TAX BASIS     TAX BASIS      UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                      ------------ -------------- --------------
   International Fund................ $44,958,360   $ (9,294,664)  $ 35,663,696
   Pacific/Asia Fund.................   2,430,664    (13,980,620)   (11,549,956)
   Pan European Fund.................  59,742,656     (1,857,146)    57,885,510
   Latin America Fund................  11,018,448     (3,500,725)     7,517,723
   Emerging Markets Fund.............     238,443        (62,051)       176,392

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS:

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and collectively with U.S. Trust NY, "U.S. Trust") serve as the investment advisers to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1% of the average daily net assets of each of International Fund, Pacific/Asia Fund, Pan European Fund and Latin America Fund and 1.25% of the average daily net assets of Emerging Markets Fund. Prior to May 16, 1997, U.S. Trust NY served as the Portfolios' investment adviser pursuant to investment advisory agreements substantially similar to those currently in effect for the Portfolios. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS") (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of each Portfolio. Prior to May 16, 1997, U.S. Trust NY, CGFSC and FAS served as the Portfolios' administrators pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. For the year ended March 31, 1998, administration fees charged by U.S. Trust were as follows:

   International Fund.................................................. $130,341
   Pacific/Asia Fund...................................................   56,010
   Pan European Fund...................................................  125,242
   Latin America Fund..................................................   72,549
   Emerging Markets Fund...............................................      784

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Pacific/Asia Fund, Pan European Fund and Latin America Fund to maintain an annual expense ratio of not more than 1.67% and for Emerging Markets Fund to maintain an annual expense ratio of not more than 1.65%. For the year ended March 31, 1998, U.S. Trust voluntarily waived investment advisory fees totaling $7,757 for Emerging Markets Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative services fees paid to affiliates of U.S. Trust amounted to $405,942, for the year ended March 31, 1998. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1998, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. TRUST ADMINISTRATORS
                                                       ---------- --------------
   International Fund.................................  $134,671      $  299
   Pacific/Asia Fund..................................    67,740          65
   Pan European Fund..................................   119,690         607
   Latin America Fund.................................    94,398       2,051
   Emerging Markets Fund..............................       994         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1998, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                          PURCHASES     SALES
                                                         ------------ ----------
   International Fund................................... $105,235,417 59,442,178
   Pacific/Asia Fund....................................   36,539,438 57,394,339
   Pan European Fund....................................   91,535,912 64,158,679
   Latin America Fund...................................   81,824,075 70,469,778
   Emerging Markets Fund................................    5,814,646        --

4. COMMON STOCK:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 23,875 of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the International Fund and 500 million shares each of the Pacific /Asia Fund, Pan European Fund, Latin America Fund and Emerging Markets Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                          INTERNATIONAL FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/98                  03/31/97
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  7,823,402  $ 94,783,126   3,509,954  $ 39,006,438
Contribution in-kind.......        --            --    1,925,638    21,239,784
Issued as reinvestment of
 dividends.................     64,967       759,358      29,055       314,909
Redeemed................... (3,307,934)  (40,179,061) (3,250,261)  (35,599,363)
                            ----------  ------------  ----------  ------------
Net Increase...............  4,580,435  $ 55,363,423   2,214,386  $ 24,961,768
                            ==========  ============  ==========  ============
                                           PACIFIC/ASIA FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/98                  03/31/97
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  5,372,797  $ 42,386,787   5,035,278  $ 48,378,451
Issued as reinvestment of
 dividends.................      4,692        29,609      15,992       153,860
Redeemed................... (8,555,731)  (62,916,933) (2,944,246)  (28,052,131)
                            ----------  ------------  ----------  ------------
Net Increase (Decrease).... (3,178,242) $(20,500,537)  2,107,024  $ 20,480,180
                            ==========  ============  ==========  ============

                                           PAN EUROPEAN FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/98                  03/31/97
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  7,208,623  $ 85,852,102   7,066,575  $ 71,704,422
Issued as reinvestment of
 dividends.................     73,319       865,174       8,104        77,487
Redeemed................... (3,738,354)  (45,563,629) (1,141,350)  (11,602,820)
                            ----------  ------------  ----------  ------------
Net Increase...............  3,543,588  $ 41,153,647   5,933,329  $ 60,179,089
                            ==========  ============  ==========  ============

                                          LATIN AMERICA FUND
                                   (FORMERLY EMERGING AMERICAS FUND)
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/98                  03/31/97
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  5,336,432  $ 59,019,030   3,809,798  $ 32,650,511
Issued as reinvestment of
 dividends.................     18,526       193,175       2,196        18,453
Redeemed................... (4,486,834)  (47,994,494) (2,174,370)  (17,917,579)
                            ----------  ------------  ----------  ------------
Net Increase...............    868,124  $ 11,217,711   1,637,624  $ 14,751,385
                            ==========  ============  ==========  ============

                             EMERGING MARKETS FUND
                            -----------------------
                               01/02/98*-03/31/98
                              --------------------
                              SHARES        AMOUNT
                            -----------  ------------
Sold.......................     935,051  $  6,348,553
Issued as reinvestment of
 dividends.................         --            --
Redeemed...................      (1,227)       (8,663)
                            -----------  ------------
Net Increase...............     933,824  $  6,339,890
                            ===========  ============

* Commencement of operations.

5. ORGANIZATION COSTS:

   Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. LINE OF CREDIT:

   The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International, Pacific/Asia, Pan European, Latin America (formerly, Emerging Americas), and Emerging Markets Funds (the "Portfolios") (five of the portfolios constituting the Excelsior Funds, Inc.) as of March 31, 1998, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1998, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
Boston, Massachusetts
May 8, 1998
-------------------------------------------------------------------------------

                     FEDERAL TAX INFORMATION: (UNAUDITED)

  For the year ended March 31, 1998, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                               28%          20%
                                            LONG-TERM    LONG-TERM    FOREIGN
   FUND                                    CAPITAL GAIN CAPITAL GAIN TAX CREDIT
   ----                                    ------------ ------------ ----------
   International Fund.....................  $2,674,000   $1,651,000   $262,000
   Pacific/Asia Fund......................         --           --     119,000
   Pan European Fund......................   6,112,000      650,000    267,000
   Latin America Fund (formerly Emerging
    Americas Fund)........................         --     1,471,000     64,000
   Emerging Markets Fund..................         --           --       1,000

  In addition, for the year ended March 31, 1998, gross income derived from sources within foreign countries approximately amounted to the following:

                                                                  FOREIGN SOURCE
   FUND                                                               INCOME
   ----                                                           --------------
   International Fund............................................   $2,629,000
   Pacific/Asia Fund.............................................    1,236,000
   Pan European Fund.............................................    2,262,000
   Latin America Fund (formerly Emerging Americas Fund)..........    2,173,000
   Emerging Markets Fund.........................................       23,000

USTIEA398